As filed with the Securities and Exchange Commission on September 11, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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ROYCE GLOBAL VALUE TRUST, INC.
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Royce Global Value Trust, Inc.

Vote Today to Ensure Royce Global Value Trust Can Continue to Operate and Execute the Strategy that is Delivering the Returns You Rely On!

Your vote is necessary to approve the new investment advisory agreement[1] with the Fund's investment manager, Royce Investment Partners[2]. We urge you to follow the unanimous recommendation of the Fund's Board of Directors as well as that of leading independent proxy advisory firms, Institutional Shareholder Services Inc. and Glass Lewis & Co., by voting **"FOR"** the agreement by internet, phone, or by signing, dating and mailing the **WHITE** proxy card.

If stockholders do not approve the agreement, the Fund may be forced to seek approval to liquidate. Liquidation could result in a meaningful loss of value for stockholders, particularly during this period of significant market volatility, as well as negative tax consequences.

Your Vote is Important, No Matter How Many or How Few Shares You Own

You can vote by internet, telephone or by signing and dating the **WHITE** proxy card and mailing it in the envelope provided.

If you have any questions about how to vote your shares or need additional assistance, please contact:

Innisfree M&A Incorporated

Stockholders Call Toll Free: (877) 825-8906
Banks and Brokers Call: (212) 750-5833

REMEMBER

We urge you not to vote using any other colored proxy card as doing so will revoke your vote on the **WHITE** proxy card.

[1] Due to the "change of control" that resulted from the combination of Legg Mason Inc. ("Legg Mason") and Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, that caused the Fund's previous investment advisory agreement to terminate in accordance with its terms as required by applicable law.

[2] Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners.

Forward-looking Statement

This letter is not an offer to purchase nor a solicitation of an offer to sell shares of the Fund. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identified by the use of words such as "plan," "expect," "will," "should," "could," "anticipate," "intend," "project," "estimate," "guidance," "possible," "continue" and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Fund, and are subject to risks and uncertainties that could cause actual results, performance and events to differ materially from those described in the forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in the Fund's filings with the U.S. Securities and Exchange Commission, including the Fund's Annual Report to Stockholders on Form N-CSR, for the year ended December 31, 2019, the Fund's Semi-Annual Report on Form N-CSRS, for the six months ended June 30, 2020, and subsequent filings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Fund undertakes no responsibility to update publicly or revise any forward-looking statement.

Your Vote Is Important VOTE TODAY! Dear Stockholder, On October 8, 2020, Royce Global Value Trust, Inc. (the “Fund”) is scheduled to hold a Special Meeting of Stockholders (the “Meeting”) to approve a new investment advisory agreement with Royce Investment Partners (“Royce”)1. Royce is the Fund’s investment manager. In this role, Royce has developed a differentiated investment strategy that has delivered impressive performance and superior returns relative to the Fund’s benchmark2 and peers3 over key timeframes. Your vote is necessary to approve the investment advisory agreement because of a transaction involving Royce’s indirect parent company, Legg Mason Inc. (“Legg Mason”). As you may be aware, Legg Mason was acquired by Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton. Upon completion of this transaction, Royce became a majority-owned, indirect subsidiary of Franklin Templeton but continues to operate on a standalone basis. Franklin Templeton’s acquisition of Legg Mason resulted in what is commonly called a “change of control,” which caused the Fund’s previous investment advisory agreement to terminate in accordance with its terms, as required by applicable law. Accordingly, stockholders are being asked to vote to approve a new investment advisory agreement so that the Fund’s operations can continue uninterrupted and Royce can continue executing the differentiated strategy that is delivering strong returns for you year after year. What this Means for Stockholders Importantly, the new investment advisory agreement will be substantially identical to the previous agreement. There will be no changes to the Fund’s portfolio management personnel, investment objective, principal investment strategy, or investment guidelines. The contractual investment advisory fee rate will also remain the same. In short, if the agreement is approved, the Fund will continue operating as it always has. We urge you to follow the unanimous recommendation of the Fund’s Board of Directors as well as that of leading independent proxy advisory firms, Institutional Shareholder Services Inc. and Glass Lewis & Co., by voting “FOR” the agreement by internet, phone, or by signing, dating and mailing the WHITE proxy card. Protect the Value of Your Investment — Vote Today The Royce Global Value Trust, Inc. Board of Directors unanimously recommends stockholders vote “FOR” to approve the investment advisory agreement with Royce. If stockholders do not approve the agreement, the Fund may be forced to seek approval to liquidate. Liquidation could result in a meaningful loss of value for stockholders, particularly during this period of significant market volatility, as well as negative tax consequences. Remember, failure to vote has the same effect as voting against the new agreement.

Your Vote is Important, No Matter How Many or How Few Shares You Own You can vote by internet, telephone or by signing and dating the WHITE proxy card and mailing it in the envelope provided. If you have any questions about how to vote your shares or need additional assistance, please contact: Innisfree M&A Incorporated Stockholders Call Toll Free: (877) 825-8906 Banks and Brokers Call: (212) 750-5833 REMEMBER We urge you not to vote using any other colored proxy card as doing so will revoke your vote on the WHITE proxy card. 1 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners. 2 Fund benchmark is the MSCI ACWI Small Cap Index, an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. 3 For the Morningstar World Small/Mid Stock Category: © 2020 Morningstar. All Rights Reserved. The information regarding the category in this piece: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. World Small/Mid Stock portfolios invest in a variety of international stocks that are smaller. World-stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. Forward-looking Statement This letter is not an offer to purchase nor a solicitation of an offer to sell shares of the Fund. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identified by the use of words such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Fund, and are subject to risks and uncertainties that could cause actual results, performance and events to differ materially from those described in the forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in the Fund’s filings with the U.S. Securities and Exchange Commission, including the Fund’s Annual Report to Stockholders on Form N-CSR, for the year ended December 31, 2019, the Fund’s Semi-Annual Report on Form N-CSRS, for the six months ended June 30, 2020, and subsequent filings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Fund undertakes no responsibility to update publicly or revise any forward-looking statement.

Dear Stockholder, Our records indicate you have not voted your shares Your vote is required to approve the new investment advisory agreement1 Without your vote, the Fund may be terminated As previously announced, the Royce Global Value Trust, Inc. (the “Fund”) Special Meeting of Stockholders (the “Meeting”) is now scheduled to be held on October 8, 2020. Our records indicate that you are eligible to vote and have not yet voted your shares. Your vote is necessary to ensure that the Fund’s investment manager, Royce Investment Partners2, can continue to operate the Fund and execute the di_erentiated strategy that is delivering strong returns for you year after year. If stockholders do not approve the agreement, the Fund may be forced to seek approval to liquidate. Liquidation could result in a meaningful loss of value for stockholders, particularly during this period of significant market volatility, as well as negative tax consequences. We urge you to follow the unanimous recommendation of the Fund’s Board of Directors as well as that of leading independent proxy advisory _rms, Institutional Shareholder Services Inc. and Glass Lewis & Co., by voting “FOR” the agreement by internet, phone, or by signing, dating and mailing the WHITE proxy card. Once your vote has been counted, you will no longer receive these mailings. Vote Today! Your Vote is Important, No Matter How Many or How Few Shares You Own You can vote by internet, telephone or by signing and dating the WHITE proxy card and mailing it in the envelope provided. If you have any questions about how to vote your shares or need additional assistance, please contact: Innisfree M&A Stockholders Call Toll Free: (877) 825-8906 Incorporated Banks and Brokers Call: (212) 750-5833 REMEMBER We urge you not to vote using any other colored proxy card as doing so will revoke your vote on the WHITE proxy card.

1 Due to the “change of control” that resulted from the combination of Legg Mason Inc. (“Legg Mason”) and Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, that caused the Fund’s previous investment advisory agreement to terminate in accordance with its terms as required by applicable law. 2 Royce & Associates, LP is a Delaware limited partnership that primarily conducts its business under the name Royce Investment Partners. Forward-looking Statement This letter is not an o_er to purchase nor a solicitation of an o_er to sell shares of the Fund. This letter may contain statements regarding plans and expectations for the future that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking and can sometimes be identi_ed by the use of words such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, although not all forward-looking statements include these words. Such forward-looking statements are based on the current plans and expectations of the Fund, and are subject to risks and uncertainties that could cause actual results, performance and events to di_er materially from those described in the forward-looking statements. Additionally, past performance is no guarantee of future results. Additional information concerning such risks and uncertainties are or will be contained in the Fund’s _lings with the U.S. Securities and Exchange Commission, including the Fund’s Annual Report to Stockholders on Form N-CSR, for the year ended December 31, 2019, the Fund’s Semi-Annual Report on Form N-CSRS, for the six months ended June 30, 2020, and subsequent _lings with the Commission. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. The Fund undertakes no responsibility to update publicly or revise any forward-looking statement.